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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ESSA Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

April 4, 2008

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ESSA Bancorp, Inc. Our Annual Meeting will be held at Stroudsmoor Country Inn, located at RD #4, Stroudsmoor Road, Stroudsburg, Pennsylvania 18360, on May 8, 2008 at 11:00 a.m. local time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors, the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and the ratification of the appointment of S. R. Snodgrass as our independent registered public accountants for the fiscal year ending September 30, 2008. The Board of Directors unanimously recommends a vote “FOR” the election of the director nominees, “FOR” the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and “FOR” the ratification of the appointment of S. R. Snodgrass as independent registered public accountants for the fiscal year ending September 30, 2008.

On behalf of the Board, please indicate your vote by using the enclosed proxy card or by voting by telephone or Internet, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

Sincerely,

/s/ Gary S. Olson
Gary S. Olson
President, Chief Executive Officer and Director

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

(201) 664-5400

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 8, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of ESSA Bancorp, Inc. will be held at Stroudsmoor Country Inn, located at RD #4, Stroudsmoor Road, Stroudsburg, Pennsylvania 18360, on May, 8, 2008 at 11:00 a.m. local time.

A proxy statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors;
2.	the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan;
3.	the ratification of the appointment of S. R. Snodgrass as independent registered public accountants for the fiscal year ending September 30, 2008; and
4.	to transact such other business as may properly come before the Annual Meeting, and any adjournments or postponement thereof.

The Board is not aware of any other such business. Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on March 27, 2008 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be open and available for inspection at Stroudsmoor Country Inn, located at RD #4, Stroudsmoor Road, Stroudsburg, Pennsylvania 18360 during the entire Annual Meeting.

By Order of the Board of Directors
ESSA Bancorp, Inc.

/s/ Suzie T. Farley
Stroudsburg, Pennsylvania	Suzie T. Farley
April 4, 2008	Corporate Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS WHOSE SHARES ARE HELD IN REGISTERED FORM HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR PROXY CARD. STOCKHOLDERS WHOSE SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD MUST VOTE IN THE MANNER DIRECTED BY SUCH HOLDER. CHECK YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER OF RECORD PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM THE STOCKHOLDER OF RECORD TO VOTE IN PERSON AT THE ANNUAL MEETING.

i

Fees Paid to Snodgrass	29
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants	30
Required Vote and Recommendation of the Board	30
STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING	30
Advance Notice of Business to be Conducted at an Annual Meeting	30
OTHER MATTERS	31

ii

ESSA BANCORP, INC.

PROXY STATEMENT FOR THE

2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2008

GENERAL INFORMATION

This Proxy Statement and accompanying Proxy Card and the Annual Report to Stockholders are being furnished to the stockholders of ESSA Bancorp, Inc. (sometimes referred to as the “Company”) in connection with the solicitation of proxies by the Board of Directors of ESSA Bancorp, Inc. for use at the 2008 Annual Meeting of Stockholders. The Annual Meeting will be held on May, 8, 2008, at 11:00 a.m., local time, at Stroudsmoor Country Inn, located at RD #4, Stroudsmoor Road, Stroudsburg, Pennsylvania 18360. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated April 4, 2008 and is first being mailed to stockholders on or about April 4, 2008.

The 2008 Annual Meeting of Stockholders

Date, Time and Place	The Annual Meeting of Stockholders will be held on May 8, 2008, at 11:00 a.m., local time, at Stroudsmoor Country Inn, located at RD #4, Stroudsmoor Road, Stroudsburg, Pennsylvania 18360.

Record Date	March 27, 2008.

Shares Entitled to Vote	16,980,900 shares of ESSA Bancorp, Inc. common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on the election of three directors, the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and the ratification of the appointment of S. R. Snodgrass as ESSA Bancorp, Inc.’s independent registered public accountants for the fiscal year ending September 30, 2008.

Vote Required	Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan will be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The ratification of the appointment of S. R. Snodgrass as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Your Board of Directors Recommends A Vote in Favor of The Proposals	Your Board of Directors unanimously recommends that stockholders vote “FOR” the election of each nominee listed in this Proxy Statement, “FOR” the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and “FOR” the ratification of the appointment of S. R. Snodgrass as independent registered public accountants for the fiscal year ending September 30, 2008.

ESSA Bancorp, Inc.	ESSA Bancorp, Inc., a Pennsylvania chartered corporation, is the holding company for ESSA Bank & Trust, an FDIC-insured, Pennsylvania-chartered savings association that operates from its main office and 13 full-service banking offices in northeastern Pennsylvania. At September 30, 2007, ESSA Bancorp, Inc. had consolidated assets of $910.4 million, consolidated deposits of $384.7 million and consolidated stockholders’ equity of $204.7 million. Our principal executive offices are located at 200 Palmer Street, Stroudsburg, Pennsylvania 18360, and our telephone number is (570) 421-0531. ESSA Bancorp, Inc. completed its initial public stock offering on April 3, 2007, selling 16,980,900 shares, including 1,358,472 shares purchased by the ESSA Bank & Trust Employee Stock Ownership Plan. ESSA Bancorp, Inc. also contributed 1,110,900 shares of its common stock to the ESSA Bank & Trust Foundation and $1.6 million in cash.

Who Can Vote

The Board of Directors has fixed March 27, 2008 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of ESSA Bancorp, Inc. common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On March 27, 2008, 16,980,900 shares of ESSA Bancorp, Inc. common stock were outstanding and held by approximately 2,700 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of ESSA Bancorp, Inc. common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of ESSA Bancorp, Inc. common stock outstanding on March 27, 2008 will be entitled to one vote for each share held of record. However, ESSA Bancorp, Inc.’s Articles of Incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of ESSA Bancorp, Inc. are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to vote on the election of three directors, to approve the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and to ratify the appointment of S. R. Snodgrass as our independent registered public accountants for the fiscal year ending September 30, 2008.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. ESSA Bancorp, Inc. could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the Internet or telephone voting options explained on your Proxy Card. You should complete and return the Proxy Card accompanying this document, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the three director nominees named in this Proxy Statement, “FOR” the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and “FOR” the ratification of the appointment of S. R. Snodgrass as our independent registered public accountants for the fiscal year ending September 30, 2008.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker’s statement or letter or other documentation that will confirm your ownership of shares of ESSA Bancorp, Inc. common stock. If you want to vote your shares of ESSA Bancorp, Inc. common stock that are held in street name in person at the Annual Meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of ESSA Bancorp, Inc. common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan will be determined by a majority of the votes cast without regard to broker non-votes or proxies marked “ABSTAIN.”. The ratification of the appointment of S. R. Snodgrass as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of ESSA Bancorp, Inc. prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

Attention: Suzie T. Farley, Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

ESSA Bancorp, Inc. will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, ESSA Bancorp, Inc. will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of ESSA Bancorp, Inc. common stock and secure their voting instructions. ESSA Bancorp, Inc. will reimburse such holders of record for their reasonable expenses in taking those actions. ESSA Bancorp, Inc. has also made arrangements with Georgeson, Inc. to assist ESSA Bancorp, Inc. in soliciting proxies and has agreed to pay them a fee of $7,500 plus reasonable expenses for these services. If necessary, ESSA Bancorp, Inc. may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

Your Board of Directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan and “FOR” the ratification of the appointment of S. R. Snodgrass as independent registered public accountants for the fiscal year ending September 30, 2008.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the SEC regarding such beneficial ownership. The following table sets forth, as of March 27, 2008, certain information as to the shares of the Company’s common stock owned by persons who beneficially own more than five percent of the Company’s issued and outstanding shares of common stock. We know of no persons, except as listed below, who beneficially owned more than five percent of the outstanding shares of the Company’s common stock as of March 27, 2008. For purposes of the following table and the table included under the heading “Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of any shares of common stock (i) over which he or she has, or shares, directly or indirectly, voting or investment power or (ii) as to which he or she has the right to acquire beneficial ownership at any time within 60 days after March 27, 2008.

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding (1)
Wellington Management Company, LLP 75 State Street Boston, MA 02109	1,678,500 (2)	9.88%

The ESSA Bank & Trust Employee Stock Ownership Plan Trust First Bankers Trust Services, Inc., Trustee 2321 Kochs Lane Quincy, IL 62305	1,358,472 (3)	8.0%

ESSA Bank & Trust Foundation 200 Palmer Street Stroudsburg, Pennsylvania 18360	1,110,900 (4)	6.54%

Jacobs Asset Management, LLC One 5th Avenue New York, NY 10003	1,061,652 (5)	6.25%

Bay Pond Partners, L.P. c/o Wellington Management Company, LLP 75 State Street Boston, MA 02109	897,900 (6)	5.29%

(1)	Based on 16,980,900 shares of the ESSA Bancorp, Inc. common stock outstanding as of March 3, 2008.
(2)	The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by Wellington Management Company, LLP.
(3)

This information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 22, 2008 by First Bankers Trust Services, Inc., as Trustee on behalf of ESSA Bank & Trust Employee Stock Ownership Plan Trust. According to the filing, ESSA Bank & Trust Employee Stock Ownership Plan Trust had: (i) sole power to vote or direct the vote of 1,313,189.60 shares of the Company’s common stock; and (ii) shared power to vote or direct the vote of 45,282.40 shares of the Company’s common stock.

(4)	The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2008 by ESSA Bank & Trust Foundation.
(5)	This information is based on Amendment No.1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by Jacobs Asset Management, LLC.
(6)	This information is based on Amendment No.1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by Bay Pond Partner, L.P.

Management

The following table sets forth information about the shares of ESSA Bancorp, Inc. common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of March 3, 2008.

Names	Position(s) held in the Company	Shares Owned Directly and Indirectly(1)	Percent of Class
NOMINEES

Daniel J. Henning (2)	Director	50,000	0.29%
Frederick E. Kutteroff (3)	Director	20,499	0.12%
Elizabeth B. Weekes	Director	3,500	0.02%

DIRECTORS CONTINUING IN OFFICE

John E. Burrus (4)	Chairman of the Board	15,229	0.09%
John S. Schoonover, Jr.	Director	1,000	0.01%
Robert C. Selig, Jr.	Director	50,000	0.29%
William P. Douglass (5)	Director	15,000	0.09%
Gary S. Olson (6)	Director, President and Chief Executive Officer	49,802	0.29%
William A. Viechnicki, D.D.S. (7)	Director	55,000	0.32%

NAMED EXECUTIVES OFFICERS WHO ARE NOT DIRECTORS

Allan A. Muto (8)	Executive Vice President and Chief Financial Officer	36,153	0.21%
Robert S. Howes, Jr. (9)	Senior Vice President, Lending Services Division	25,136	0.15%
Diana K. Reimer (10)	Vice President, Delivery Systems Division	44,764	0.26%
V. Gail Warner (11)	Vice President, Retail Services Division	32,391	0.19%
Thomas J. Grayuski (12)	Vice President, Human Resources Services Division	54,645	0.32%

All directors and executive officers as a group (14 persons)		453,119	2.67%

(1)	Based upon 16,980,900 shares outstanding.
(2)	Includes 10,000 shares held as a custodian for Mr. Henning’s children and 10,000 held by Mr. Henning’s spouse.
(3)	Includes 10,219 shares held by Mr. Kutteroff’s spouse.
(4)	Includes 5,580 held by Mr. Burrus’ IRA, 3,540 shares held by Mr. Burrus’ spouse’s IRA and 180 shares held as custodian for Mr. Burrus’ grandchildren.
(5)	Includes 400 shares held by Mr. Douglass’ child, and 3,600 shares held by Mr. Douglass’ spouse.
(6)	Includes 266 shares held by Mr. Olson’s spouse’s IRA, 32,954 shares held by Mr. Olson’s 401(k) and 1,583 shares held in Mr. Olson’s employee stock ownership plan account.
(7)	Includes 30,000 shares held in Mr. Viechnicki’s IRA, and 15,000 shares held by Mr. Viechnicki’s spouse.
(8)	Includes 8,571 held by Mr. Muto’s 401(k) and 1,582 shares held in Mr. Muto’s employee stock ownership plan account.
(9)

Includes 150 held by Mr. Howe’s child, 121 shares held by Mr. Howe’s spouse, 820 shares held by Mr. Howe’s IRA, 22,800 shares held by Mr. Howe’s 401(k) and 1,245 shares held in Mr. Howe’s employee stock ownership plan account.

(10)	Includes 19,082 held by Ms. Reimer’s 401(k) and 982 shares held in Ms. Reimer’s employee stock ownership plan account.
(11)

Includes 2,600 shares held as custodian for Ms. Warner’s child, 1,691 shares held by Ms. Warner’s IRA, 14,803 held by Ms. Warner’s 401(k) and 1,187 shares held in Ms. Warner’s employee stock ownership plan account.

(12)	Includes 10,900 held as a custodian for Mr. Grayuski’s children, 31,227 shares held by Mr. Grayuski’s 401(k) and 818 shares held in Mr. Grayuski’s employee stock ownership plan account.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the fiscal year ended September 30, 2007.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) members and is divided into three classes, with one class of directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors have been elected and shall qualify.

The Board has nominated Daniel J. Henning, Frederick Kutteroff and Elizabeth B. Weekes for election as directors, each of whom has agreed to serve if so elected. Please refer to the sections entitled “—Directors and Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the nominees.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting FOR the election of the nominees. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for the past five years of each of the Company’s directors and executive officers with their ages as of September 30, 2007.

Nominees for Director

Daniel J. Henning, age 55, is a builder/real estate developer and has been the Owner/President of A.C. Henning Enterprises, Inc., a general contractor of custom built homes, multi-family townhouses and light commercial construction and renovation since 1982. Mr. Henning is a graduate of Spring Garden College. Mr. Henning has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1995.

Frederick E. Kutteroff, age 64, served as President, Chief Executive Officer of Keystone Savings Bank from 1990 until his retirement in 2003. Mr. Kutteroff holds a Certificate of Business Administration from Temple University. Mr. Kutteroff has been a director of the Company since its inception and a director of ESSA Bank & Trust since 2005.

Elizabeth B. Weekes, age 49, has been a partner in the law firm Bensinger and Weekes, P.A. since 1987. Ms. Weekes’ practice focuses on real estate, civil litigation, domestic relations, banking, municipalities and estates. Ms. Weekes is a graduate of Colgate University and Dickinson School of Law. Ms. Weekes has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1998.

Continuing Directors

Terms to Expire Following Fiscal Year 2008

John E. Burrus, age 68, has served as Chairman of the Board of ESSA Bank & Trust since 1989. In 2005, Mr. Burrus retired as the owner of John E. Burrus Landscape which designs, sells, installs and maintains landscapes for private homes, and commercial properties in Monroe County, Easton and Scranton, Pennsylvania. Mr. Burrus is a graduate of Rutgers University. Mr. Burrus has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1970.

John S. Schoonover, Jr., age 67, has been a principal in the architectural firm of Schoonover and Vanderhoof, LLC since 1978. He is a licensed architect registered to practice in Pennsylvania, New Jersey, New York and North Carolina. Mr. Schoonover served in the United States Marine Corps from 1962 through 1967. Mr. Schoonover has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1989.

Robert C. Selig, Jr., age 59, has served as President of Selig Construction Company since 1972. Selig Construction Company is in the business of building primary and vacation residences. Mr. Selig is a graduate of West Side Area Vocational/Technical School. Mr. Selig has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1990.

Terms to Expire Following Fiscal Year 2009

William P. Douglass, age 66, has been President of Douglass Enterprises, Inc., doing business as Olde Engine Works Market Place which is an antiques and collectibles co-operative. Mr. Douglass is a graduate of Texas Christian University. Mr. Douglass has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1978.

Gary S. Olson, age 53, has been President and Chief Executive Officer of ESSA Bank & Trust since 2000. Mr. Olson began his career at ESSA Bank & Trust in 1977. Mr. Olson is a graduate of East Stroudsburg University. Mr. Olson has been a director of the Company since its inception and a director of ESSA Bank & Trust since 2000.

William A. Viechnicki, D.D.S., age 63, has been in the private practice of orthodontics in East Stroudsburg, Pennsylvania since 1971. Dr. Viechnicki is a graduate of Pennsylvania State University and Temple University School of Dentistry where he serves as a professor of orthodontics. Mr. Viechnicki has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1981.

Executive Officers of the Bank Who Are Not Also Directors

Allan A. Muto, age 47, has been the Executive Vice President and Chief Financial Officer of ESSA Bank & Trust since January 2006. Prior to that time Mr. Muto served as Executive Vice President, Chief Operating Officer beginning in 2001. Mr. Muto previously served as Senior Vice President, Chief Financial Officer at Pioneer American Bank, N.A. in Carbondale, Pennsylvania.

Robert S. Howes, Jr., age 54, has been Senior Vice President, Lending Services Division since 2001. Mr. Howes joined ESSA Bank & Trust in 1985 as Vice President, Lending Services Division.

Diane K. Reimer, age 51, has been Vice President, Delivery Systems Division since 1998 and first joined ESSA Bank & Trust in 1983.

V. Gail Warner, age 51, has been Vice President, Retail Services Division since 1999. Previously, Ms. Warner served as Assistant Vice President, Branch Sales Manager at First Eastern Bank in Mount Pocono, Pennsylvania.

Thomas J. Grayuski, age 46, has been Vice President, Human Resources Services Division since 2000 and joined ESSA Bank & Trust in 1996.

Corporate Governance, Code of Ethics and Business Conduct

ESSA Bancorp, Inc. is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

The Board has adopted a code of ethics for the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The code of ethics is available on the

Company’s website at www.essabank.com. Amendments to and waivers from the code of ethics are disclosed on the Company’s website.

Director Independence

The Board has determined that, except as to Mr. Olson, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Mr. Olson is not considered independent as he is an executive officer of the Company.

Board Meetings and Committees

The Board of Directors of ESSA Bancorp, Inc. met one time during the fiscal year ended September 30, 2007. The Board of Directors of ESSA Bank & Trust met 13 times during the fiscal year ended September 30, 2007. No director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he or she served (during the period in which they served) during the fiscal year ended September 30, 2007, including Board and committee meetings of ESSA Bank & Trust. Executive sessions of the independent directors are conducted on a regular basis. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged.

Each of the Company and ESSA Bank & Trust has three standing Board committees: Compensation; Nominating and Corporate Governance and Audit.

Compensation Committee

The Compensation Committee, consisting of Messrs. Douglass (Chair), Burrus, Schoonover and Viechnicki and Ms. Weekes, is responsible for human resources policies, salaries and benefits, incentive compensation, executive development and management succession planning. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. Our Compensation Committee operates under a written charter, which is available at our website at www.essabank.com. The Compensation Committee met four times during the fiscal year ended September 30, 2007.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, consisting of Messrs. Douglass (Chair), Henning, Selig and Burrus and Ms. Weekes, is responsible for identifying individuals qualified to become board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring that the board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” in accordance with the listing standards of the NASDAQ Stock Market, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an “audit committee financial expert.”

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary of the Company, at ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, Pennsylvania 18360. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•

the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Corporate Secretary at least one hundred and twenty (120) days prior to the date of the proxy statement relating to the preceding year’s annual meeting of stockholders. The Company received no submission for Board nominees for this Annual Meeting.

Procedures for the Nomination of Directors by Stockholders

In addition to submitting candidates to the Board for consideration, a stockholder may nominate candidates for election as directors in accordance with Article 3.12 of the Company’s bylaws. Such stockholder’s notice shall set forth

•	the name, age, business address and residence address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	the principal occupation or employment of the stockholder submitting the notice and of each person being nominated;

•	the class and number of shares of the Company’s stock which are beneficially owned by the stockholder submitting the notice;

•

a representation that the stockholder is and will continue to be a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•

such other information regarding the stockholder submitting the notice, each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

•	the consent of each nominee to serve as a director of the Company if so elected.

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Chair of the Nominating and Corporate Governance Committee at ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, Pennsylvania 18360. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chair will:

•	forward the communication to the director(s) to whom it is addressed;

•	handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chair of the Nominating and Corporate Governance Committee shall present a summary of all communications received since the last meeting and make those communications available to the directors upon request.

Audit Committee

The Audit Committee, currently consisting of Messrs. Henning (Chair), Douglass, Kutteroff and Viechnicki, is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the board. Each member of the Audit

Committee is independent in accordance with the listing standards of the NASDAQ Stock Market and under Securities and Exchange Commission Rule 10A-3. The Board of Directors believes that Mr. Kutteroff qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The Audit Committee met four times in fiscal year ended September 30, 2007.

Our Audit Committee operates under a written charter, which is available at our website at www.essabank.com. The duties and responsibilities of the Audit Committee include, among other things:

•	overseeing the integrity of the Company’s financial statements;

•	overseeing the Company’s compliance with legal and regulatory requirements;

•	overseeing the independent registered public accountant’s qualifications and independence;

•	overseeing the performance of the Company’s internal audit function and independent registered public accountant; and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

The Audit Committee reports to the Board of Directors on its activities and findings.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accountants the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2007;

•	met with the Company’s CEO, CFO, internal auditors and the independent registered public accountants, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•	discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

•	received the written disclosures from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accountants its independence from the Company; and

•	pre-approved all audit, audit related and other services to be provided by the independent registered public accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 be filed with the SEC.

The Audit Committee

Daniel J. Henning (Chair)	William P. Douglass
Frederick E. Kutteroff	William A. Viechnicki

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by ESSA Bank & Trust to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. ESSA Bank & Trust is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of our loans to our officers and directors and their related entities was $1.5 million at September 30, 2007. As of September 30, 2007, these loans were performing according to their original terms.

Set forth below is certain information as to loans made by the Bank to certain of its directors and executive officers, or their affiliates, pursuant to the loan program disclosed above, whose aggregate indebtedness to the Bank exceeded $120,000 at any time since October 1, 2006. Unless otherwise indicated all of the loans are secured loans and all loans designated as residential loans are secured by the borrower’s principal place of residence.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance Since October 1, 2006	Balance on September 30, 2007	Interest Rate
Robert S. Howes, Jr.	Conventional Mortgage	10/15/02	$150,000	$100,293	$85,856	4.50%
	Line of Credit	02/23/05	$100,000	$96,735		Prime minus 0.75%

V. Gail Warner	Conventional Mortgage	07/10/03	$150,000	$105,709	$91,418	3.75%
	Line of Credit	08/31/05	$100,000	$96,173	$96,173	Prime minus 0.75%

Gary S. Olson	Conventional Mortgage	01/13/03	$600,000	$569,128	$559,362	5.55%
	Home Equity	03/23/05	$100,000	$88,091	$79,612	5.15%

Robert C. Selig	Conventional Mortgage	02/21/03	$225,000	$157,926	$136,650	4.70%

Elizabeth Weekes	Conventional Mortgage	07/27/01	$270,000	$195,547	$—	5.20%

Executive Compensation

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The Compensation Committee consists of Directors Douglass (Chair), Burrus, Schoonover and Viechnicki and Ms. Weekes. None of these individuals was an officer or employee of ESSA Bancorp, Inc. or ESSA Bank & Trust during the fiscal year ended September 30, 2007, or is a former officer of ESSA Bancorp, Inc. or ESSA Bank & Trust.

During the fiscal year ended September 30, 2007, (i) no executive of ESSA Bancorp, Inc. served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of ESSA Bancorp, Inc.; (ii) no executive officer of ESSA Bancorp, Inc. served as a director of another entity, one of whose executive officers served on the Compensation Committee of ESSA Bancorp, Inc.; and (iii) no executive officer of ESSA Bancorp, Inc. served as a member of the Corporate Governance and Nominating Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of ESSA Bancorp, Inc.

Compensation Committee Report

Pursuant to rules and regulations of the Securities and Exchange Commission, the Compensation Committee Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Form 10-K/A into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ESSA Bancorp, Inc. specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Form 10-K/A.

The Compensation Committee

William P. Douglass (Chair)	John E. Burrus
William A. Viechnicki	Elizabeth B. Weekes
John S. Schoonover, Jr.

Compensation Discussion and Analysis

Compensation Philosophy and Objectives. The goal of the Compensation Committee is to enable the Company and ESSA Bank & Trust to attract, develop and retain talented executive officers capable of maximizing the Company’s performance for the benefit of shareholders. The Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation that is aligned with the financial and stock performance of the Company. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives. Another element of the compensation program is benefits. We base our compensation decisions as a public company on several basic principles:

•

Meeting the Demands of the Market – Our goal is to compensate our employees at competitive levels among our peers who provide similar financial services in the markets we serve. We seek to attract and retain talent needed to succeed in a competitive market environment.

•

Aligning with Shareholders – We intend to use equity compensation as a key component of our compensation mix to develop a culture of ownership among our key personnel and to align their individual financial interest with the interests of our shareholders.

•	Driving Performance – We structure compensation around the attainment of company-wide and individual targets that return positive results to our bottom line.

•

Reflecting a Balanced Approach – We seek to balance the sometimes competing needs of external competitiveness, internal consistency, organizational economics, management flexibility and simplicity of administration.

In pursuit of this philosophy and objectives, the Compensation Committee is responsible for establishing and overseeing the compensation programs for the Company’s and ESSA Bank & Trust’s executive officers, annually reviewing and approving the compensation of the Chief Executive Officer and reviewing and approving the Chief Executive Officer’s recommendations regarding the compensation of the other executive officers.

The Compensation Committee uses numerical formulas to determine changes in compensation of the Chief Executive Officer and other executive officers, and it weighs a variety of different factors in its deliberations.

Elements of the Compensation Package

The Compensation Committee used a total compensation approach in establishing executive compensation opportunities, consisting of three key elements of total direct compensation: base salary, annual incentives and long-term incentives, such as stock option and restricted stock awards.

Base Salaries

Executive officer base salary levels are evaluated by the Compensation Committee on an annual basis. In general, salary ranges are developed considering the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to the long-term goals of the Company and ESSA Bank & Trust, recent operating results, performance targets and other relevant factors. Each executive officer’s base salary level is targeted to these ranges considering the executive officer’s performance and contribution, leadership, operational effectiveness and experience in the industry.

In establishing base salaries for fiscal year ended September 30, 2007, the Compensation Committee considered ESSA Bank & Trust’s financial performance, which did meet expectations, and peer group and market-based industry salary data, including the L.R. Webber Associates, Inc. Pennsylvania Salary/Benefits Survey and the America’s Community Bankers’ Compensation and Benefits Survey. The Committee determined that increases in base salary would be warranted for Mr. Olson for the fiscal year ended September 30, 2007 due to his performance ratings with respect to board and management reporting initiatives; leadership, management and organization development initiatives; financial incentives; business planning, program development and maintenance; risk management; strategic growth initiatives; and customer/public relations initiatives. Accordingly, Mr. Olson received an annual base salary increase of $24,852 from the previous fiscal year.

The Compensation Committee reviewed similar considerations for each of the other named executive officers and determined that increases were appropriate for Messrs. Muto and Howes and Ms. Warner and Ms. Reimer based upon their performance and to maintain competitive base salary levels. Accordingly, Messrs. Muto and Howes and Ms. Warner and Ms. Reimer received an annual base salary increase of $9,208, $6,442, $7,524 and $5,348, respectively.

Bonuses

The Compensation Committee recommends, and the Board of Directors approves, the Chief Executive Officer’s annual bonus. The Compensation Committee reviews the Chief Executive Officer’s annual proposed bonuses for other individual executive officers, based on the Company’s and ESSA Bank & Trust’s financial performance and the performance of the individual executive officer and makes a recommendation to the Board of

Directors. The Board of Directors reviews the Compensation Committee’s recommendations. As a result, the amount of the bonuses set forth in the Summary Compensation Table were based on the Committee’s subjective evaluation of each executive’s individual performance and the overall performance of ESSA Bank & Trust for the fiscal year ended September 30, 2007, and were approved by the Board of Directors.

The Bank maintains an Executive/Management Annual Incentive Plan and Executive Long Term Incentive Plan. Both plans provided for payments of specified percentages of base salary for designated levels of executives, with the amount of the payouts determined based on whether the designated performance targets were achieved at the threshold, target or maximum levels. The Annual Incentive Plan uses return on assets and asset growth as the performance measures and payments are made annually. The Long Term Incentive Plan uses return on equity with a three-year rolling average performance objective. However, the Committee determined that such targets would not provide appropriate incentives for management employees in 2007 because the Company would complete its conversion to stock form in 2007, and in connection therewith, make a significant contribution of cash and stock to a charitable foundation, which eliminated earnings for the year. Therefore, instead of awards under the Annual Incentive Plan and the Long Term Incentive Plan, the Committee made discretionary bonus payments based on subjective evaluations of management’s and the Company’s performance that were intended to approximate the dollar value that would have been awarded to the executives if the target level of performance had been achieved under the Annual Incentive Plan and if the threshold level of performance would have been achieved under the Long Term Incentive Plan.

Employee Stock Ownership Plan. The Bank sponsors the ESSA Bank & Trust Employee Stock Ownership Plan for the benefit of its employees. Employees who are at least 21 years old with at least one year of service during which the employee has completed at least 1,000 hours of service with the Bank are eligible to participate. As part of ESSA Bank & Trust’s 2007 stock offering, the employee stock ownership plan trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering (1,358,472 shares). Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from the Bank’s discretionary contributions to the employee stock ownership plan over a period of up to 30 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the employee stock ownership plan will be held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Participants will be 100% vested in benefits under the plan upon completion of three years of credited service, with credit given to participants for years of credited service with the Bank’s mutual predecessor. A participant’s interest in his or her account under the plan will also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. The Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released or committed to be released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate and participants will become fully vested in their account balances.

Long-term Incentives. The Company intends to adopt and request stockholder approval of one or more stock-based incentive plans, including a stock option plan and a stock recognition and retention plan. The stock option plan and stock recognition and retention plan may be established as separate plans or as part of a single stock-based incentive plan.

Executive Officer Compensation

Summary Compensation Table. The following table sets forth for the fiscal year ended September 30, 2007, certain information as to the total remuneration paid to the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers who received salary and bonus in excess of $100,000

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Change in pension value and non- qualified deferred compensation earnings (2) ($)	All other compensation ($)	Total ($)
Gary S. Olson, President and Chief Executive Officer	2007	211,679	158,759	87,969	27,136 (3)	485,543
Allan A. Muto, Executive Vice President and Chief Financial Officer	2007	141,547	81,389	22,829	12,587 (4)	258,352
Robert S. Howes, Senior Vice President, Lending Services Division	2007	117,058	58,528	51,409	11,246 (5)	238,241
V. Gail Warner, Vice President, Retail Services Division	2007	111,377	55,688	35,358	13,074 (6)	215,497
Diane K Reimer, Vice President, Delivery Systems Division	2007	97,153	41,289	49,965	14,018 (7)	202,425

(1)	See discussion of “Bonuses” above.
(2)

The amounts in this column reflect the actuarial increase in present value at September 30, 2007 compared to September 30, 2006, of the named executive officer’s benefits under the defined benefit pension plan and supplemental plan, in the case of Mr. Olson, Mr. Howes and Ms. Reimer, maintained by ESSA Bank & Trust, determined using interest rate and mortality rate assumptions consistent with those used in ESSA’s financial statements and includes amounts for which the named executive officer may not currently be entitled to receive because such amounts are not vested.

(3)

Includes $7,006 for 401(k) Plan matching contributions; $10,742 for health insurance premiums; $368 for dental insurance premiums, $44 for vision insurance premiums, $468 for life insurance premiums; $717 for long term disability insurance premiums and $7,790 for car lease payments.

(4)

Includes $5,662 for 401(k) Plan matching contributions; $5,727 for health insurance premiums; $368 for dental insurance premiums, $44 for vision insurance premiums, $306 for life insurance premiums; and $480 for long term disability insurance premiums.

(5)

Includes $4,682 for 401(k) Plan matching contributions; $5,727 for health insurance premiums; $368 for dental insurance premiums, $44 for vision insurance premiums, and $424 for life insurance premiums.

(6)

Includes $4,455 for 401(k) Plan matching contributions; $7,965 for health insurance premiums; $368 for dental insurance premiums, $44 for vision insurance premiums, and $241 for life insurance premiums.

(7)

Includes $3,886 for 401(k) Plan matching contributions; $9,173 for health insurance premiums; $368 for dental insurance premiums, $44 for vision insurance premiums, $216 for life insurance premiums; and $329 for long term disability insurance premiums.

Director Compensation

Each of the individuals who serves as a director of ESSA Bancorp, Inc. also serves as a director of ESSA Bank & Trust and earns director and committee fees in that capacity. Each non-employee director (except for the Chairman of the Board) is paid a fee of $2,000 per month for their service and $1,000 for each Board meeting attended. In addition, the Chairperson of a committee is paid $750 for each committee meeting attended and committee members are paid $500 for each committee meeting attended. In lieu of the above mentioned fees, the Chairman of the Board is paid an annual retainer of $60,000 and $1,500 for each Board meeting attended. The Chairman of the Board is not compensated for attendance at any committee meetings.

The following table sets forth the total fees received by the non-management directors during the fiscal year ended September 30, 2007:

Director Compensation
Name	Fees earned or paid in cash ($)
John E. Burrus	75,500
Daniel J. Henning	41,750
Frederick E. Kutteroff	39,500
Elizabeth B. Weekes	41,500
John S. Schoonover, Jr	40,750
Robert C. Selig, Jr	40,500
William P. Douglass	43,000
William A. Viechnicki, D.D.S	37,750

Benefit Plans and Arrangements

Benefit Plans

Employment Agreements. ESSA Bancorp, Inc. has entered into employment agreements with each of Messrs. Olson, Muto, Howes and Grayuski and Ms. Warner and Ms. Reimer. The agreements with Messrs. Olson and Muto have an initial term of three years. The agreements with Mr. Howes, Ms. Warner, Ms. Reimer and Mr. Grayuski have terms of two years. Unless notice of non-renewal is provided, the agreements renew annually. Under the agreements, the initial base salaries for Messrs. Olson, Muto, Howes, Ms. Warner, Ms. Reimer and Mr. Grayuski are $236,725, $150,878, $123,581, $118,998, $102,585, and $91,268, respectively. Base salaries will be reviewed at least annually and may be increased, but not decreased. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees and use of an automobile (in the case of Mr. Olson). The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Each of the executives is entitled to severance payments and benefits in the event of his or her termination of employment under specified circumstances. In the event the executive’s employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns within 90 days following (1) the failure to elect or reelect or to appoint or reappoint the executive to his or her executive position, (2) a material change in the executive’s functions, duties, or responsibilities, which change would cause executive’s position to become one of lesser responsibility, importance or scope, (3) the relocation of executive’s principal place of employment to a location that is more than 50 miles from the location of the Bank’s principal executive offices as of the date of the agreement, (4) a material reduction in benefits and perquisites including base salary (except for any Bank-wide or officer-wide reduction), (5) the liquidation or dissolution of ESSA Bancorp, Inc. or ESSA Bank & Trust, (6) a change-in-control of ESSA Bancorp, Inc. or (7) a breach of the employment agreement by ESSA Bancorp, Inc., the executive would be entitled to a severance payment equal to three times (in the case of Messrs. Olson and Muto) or two times (for all other executives) the sum of the executive’s base salary and the highest rate of bonus awarded to the executive during the prior three years (for Messrs. Olson and Muto) or two years (for all other executives), payable in a lump sum. In addition, the executive would be entitled, at ESSA Bancorp, Inc.’s sole expense, to the continuation of life, medical, dental, vision and disability coverage for 36 months (in the case of Messrs. Olson and Muto) or 24 months (for all other executives) after termination of the agreement. The executive would also receive a lump sum payment of the excess, if any, of the present value of the benefits he or she would be entitled to under the ESSA Bancorp, Inc. or ESSA Bank & Trust’s defined benefit pension plan if the executive had continued working for ESSA Bancorp, Inc. for 36 months (in the case of Messrs. Olson and Muto) or 24 months (for all other executives) over the present value of the benefits to which the executive is actually entitled as of the date of termination. In the event that the severance payment provisions of the employment agreement were triggered for one of the covered executives at September 30, 2007, the executive would be entitled to a cash severance benefit in the amount of approximately $1,432,323, $849,664, $508,587, $468,906, $406,653, and $323,178 in the case of Messrs. Olson, Muto, Howes, Ms. Warner, Ms. Reimer, and Mr. Grayuski, respectively. If Mr. Olson’s employment is not terminated in connection with a change in control, he would be entitled to a lump sum equal to three times the sum of his highest base salary and highest bonus in the last three years, but such payment would be instead of (not in addition to) the severance pay described above. In the event that provision was triggered for Mr. Olson at September 30, 2007, he would have been entitled to a lump sum payment of $1,318,433. None of the executives are entitled to additional benefits under their employment agreements upon retirement at age 65.

Upon termination of the executive’s employment other than in connection with a change-in-control, the executive agrees not to compete with ESSA Bancorp, Inc. for one year following termination of employment within 50 miles of any existing branch of ESSA Bank & Trust or 50 miles of any office for which ESSA Bank & Trust or a subsidiary has filed an application for regulatory approval. Should the executive become disabled, ESSA Bancorp, Inc. would continue to pay the executive his or her base salary for the longer of the remaining term of the agreement or one year, provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation the executive would receive. In the event the executive dies while employed by ESSA Bancorp, Inc., the executive’s estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical, dental and vision benefits for one year after the executive’s death.

The employment agreements for Messrs. Howes and Grayuski and for Ms. Warner and Ms. Reimer also provide for an automatic reduction in the amount of any payments made in connection with a change-in-control which would otherwise constitute “excess parachute payments” under Section 280G of the Internal Revenue Code. The total payment owed to the executive upon a change-in-control will be reduced to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Code Section 280G. Messrs. Olson and Muto may elect to have such reductions made in their sole discretion.

Change-in-Control Agreements. ESSA Bancorp, Inc. has entered into change-in-control agreements with six officers who are not entering into employment agreements, which would provide certain benefits in the event of a termination of employment following a change-in-control of ESSA Bancorp, Inc. or ESSA Bank & Trust. Each of the change-in-control agreements provides for a term of eighteen months. Commencing on each anniversary date, the agreements will be renewed for an additional year so that the remaining term will be eighteen months, subject to notice of non-renewal. The change-in-control agreements enable ESSA Bancorp, Inc. to offer to designated officers certain protections against termination without cause in the event of a change-in-control (as defined in the agreements). Such protections are frequently offered by other financial institutions, and ESSA Bancorp, Inc. may be at a competitive disadvantage in attracting and retaining key employees if it did not offer similar protections.

Following a change-in-control of ESSA Bancorp, Inc. or ESSA Bank & Trust, an officer is entitled under the agreement to a payment if the officer’s employment is terminated during the term of such agreement, other than for cause, or if the officer voluntarily terminates employment during the term of such agreement as a result of a demotion, loss of title, office or significant authority (in each case, other than as a result of the fact that either ESSA Bank & Trust or ESSA Bancorp, Inc. is merged into another entity in connection with a change-in-control and will not operate as a stand-alone, independent entity), reduction in his or her annual compensation or benefits, or relocation of his or her principal place of employment by more than 30 miles from its location immediately prior to the change-in-control. In the event an officer who is a party to a change-in-control agreement is entitled to receive payments pursuant to the change-in-control agreement, the officer will receive a cash payment equal to 1.5 times his or her highest rate of base salary and the highest rate of bonus awarded to the executive during the prior two years, payable in a lump sum. In addition to the cash payment, each covered officer is entitled to receive life, medical, and dental coverage for a period of 18 months from the date of termination. Notwithstanding any provision to the contrary in the change-in-control agreement, payments under the change-in-control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

401(k) Plan. ESSA Bank & Trust maintains a non-standardized prototype 401(k) plan through Massachusetts Mutual Life Insurance Company (MassMutual). Effective January 1, 2007, the 401(k) plan will be operated on a calendar year basis. Employees may participate in the plan when they have attained age 21 and completed one year of service and have been credited with 1,000 hours during the year of service. Participants may make pre-tax salary deferrals to the plan not to exceed $15,500 (which is the 2007 limit; the limit is adjusted annual for IRS-announced cost-of-living increases). In addition, participants who are 50 or older may make pre-tax “catch up” contributions to the plan up to $5,000 (this limit is also adjusted annually by the IRS for cost-of-living increases). The plan is a 401(k) “safe harbor” which means that the employer matches participant pre-tax salary deferrals dollar for dollar up to 3% of compensation, then the employer matches pre-tax salary deferrals at the rate of 50 cents on the dollar for amounts up to 5% of compensation. All contributions are 100% vested. Distributions will be made upon death, disability, termination of employment, or attainment of age 59  1/2. In addition to the other self-directed investment alternatives offered under the plan, Participants are offered the opportunity to purchase stock in the Company through a unitized employer stock fund, consisting of 95% stock and 5% cash. Benefits are paid in the form of lump sum, installments, partial withdrawals, or a joint and 100% survivor annuity.

Defined Benefit Pension Plan. Since 1969, ESSA Bank & Trust has maintained an individually designed, tax-qualified defined benefit plan (the “Pension Plan”). Effective January 1, 2007, the Pension Plan will be operated on a calendar year basis. All employees age 21 or older who have completed one year of employment with ESSA Bank & Trust are eligible for membership in the Pension Plan; however, only employees who have been credited with 1,000 or more hours of service with ESSA Bank & Trust are eligible to accrue benefits under the Pension Plan. ESSA Bank & Trust annually contributes an amount to the plan necessary to at least satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The regular form of retirement benefit is a straight life annuity (if single) and a joint and survivor annuity (if married), however, various alternative forms of joint and survivor annuities may be selected instead. Upon termination of employment at or after age 65 with at least 5 years of employment, a participant is entitled to a normal retirement annual benefit equal to a percentage of average monthly compensation determined over the participant’s high 5-year average salary during the 10 years before the participant’s retirement. If the participant terminates employment on or after attaining age 60 with 15 years of service, his or her normal retirement benefit will be reduced by 0.5% for each month by which the participant’s actual retirement date precedes his or her normal retirement date. A participant may postpone retirement beyond normal retirement date, in which case the participant will continue earning service towards his or her accrued benefit. If a married participant dies while in active service and after having become fully vested (i.e., completed 5 years of service), a qualified 50% survivor spouse benefit will be payable to the participant’s beneficiary. No pre-retirement death benefits are available to unmarried participants. Upon termination of employment due to disability, the participant will be entitled to an early or normal retirement benefit, where the participant’s accrued benefit is determined based on service performed through the disability date.

Supplemental Retirement Plan. ESSA Bank & Trust has entered into Executive Salary Continuation Agreements (“Supplemental Retirement Plan”) with Mr. Olson, Ms. Reimer, Mr. Howes and Mr. Grayuski. If the designated executive has been employed with ESSA Bank & Trust for at least 30 years upon normal retirement age (65) or early retirement age (60), then the benefit described in the agreement will be paid to the executive for no less than 192 months following the executive’s retirement, unless the executive elects to receive the present value of the payments as a lump sum. The amount of the normal benefit equals 70% of the executive’s final compensation determined over the executive’s high 5-year average salary during the 10 years before the executive’s retirement. The normal retirement benefit is reduced by 0.05% for each month the executive terminates employment after early retirement age but prior to normal retirement age. If the executive voluntarily terminates employment before age 65 or has his or her employment involuntarily terminated other than for cause, the employer shall pay in a lump sum or 60 monthly installments, the amount accrued to fund the promised benefit as of the date of such termination. If a change-in-control occurs, then the benefits promised under the Supplemental Retirement Plan at normal retirement age will be paid to the executive at normal retirement age, even if the executive’s employment terminates before normal retirement age (except no payment shall be made if the termination is due to cause). Benefits become vested after 5 years of service and before completing 5 years of service, benefits are zero percent vested. If the executive dies while actively employed by us, but before attaining age 65, the amount accrued under the plan as of the executive’s date of death will be paid to the executive’s designated beneficiaries. If the executive dies after the commencement of payment of benefits under the Supplemental Retirement Plan, remaining payments will be made to the executive’s beneficiaries. We recorded an expense of $164,887 for the Supplemental Retirement Plan during the fiscal year ended September 30, 2007. Based on current compensation levels, the Company anticipates the estimated aggregate expense of the Supplemental Retirement Plan to be approximately $1.6 million through September 30, 2012 and approximately $2.7 million through September 30, 2017. These estimated expenses will increase as compensation levels of the participants increase.

Pension Benefits. The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer under each of the Pension Plan and SERP determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.

Pension Benefits
Name	Plan name(1)	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Gary S. Olson, President and Chief Executive Officer	Pension Plan SERP	31 3	644,593 845,050	— —

Allan A. Muto, Executive Vice President and Chief Financial Officer	Pension Plan	7	102,660	—

Robert S. Howes, Senior Vice President, Lending Services Division	Pension Plan SERP	22 3	389,408 303,952	— —

V. Gail Warner, Vice President, Retail Services Division	Pension Plan	14	213,365	—

Diane K. Reimer, Vice President, Delivery Systems Division	Pension Plan SERP	25 3	320,373 184,477	— —

(1)

The Company maintains a tax-qualified defined benefit pension plan, which is referred to in this table as the “Pension Plan” and supplemental executive retirement plans, which are referred to in this table as “SERP.” SERPs are individual agreements with each executive, with a defined-benefit type formula. The terms of the Pension Plan and SERP are described more fully, above.

PROPOSAL II - APPROVAL OF THE ESSA BANCORP, INC. 2007 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the 2007 Equity Incentive Plan (the “Equity Plan”), to provide officers, employees and directors of the Company and ESSA Bank & Trust with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 2,377,326 shares of Company common stock pursuant to grants of incentive and non-statutory stock options and restricted stock awards. No more than 679,236 shares may be issued as restricted stock awards.

The Equity Plan will be administered by the Company’s Compensation Committee (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

Eligibility

Employees and outside directors of, and service providers to, the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options. Non-employee directors may receive in the aggregate up to 30% of the shares reserved for issuance under the Equity Plan, and an individual non-employee director may receive grants of up to 5% of the shares reserved for issuance under the Equity Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan. Awards may be granted in a combination of incentive and non-statutory stock options or restricted stock awards, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sales price of Company’s common stock as reported on the Nasdaq Global Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Equity Plan. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Awards. Stock awards under the Equity Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Equity Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Prohibition Against Option Repricing. The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under The Equity Plan

The following limits apply to awards under the Equity Plan:

•

the maximum number of shares of stock that may be covered by options that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 450,000 shares;

•

the maximum number of shares of stock that may be stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 160,000 shares;

•

the maximum amount of cash incentive awards or cash settled stock awards that are intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $3,000,000;

•

the maximum number of shares of stock that may be covered by all stock options granted to non-employee directors as a group is thirty percent (30%) of the shares in the aggregate to be covered by stock options or granted under the plan, and the maximum number of stock awards that may be granted to non-employee directors as a group is thirty percent (30%) of the stock awards in the aggregate to be granted under the plan; and

•

the maximum number of shares of stock that may be covered by stock options granted to any one non-employee director is five percent (5%) of the shares to be granted in the aggregate as stock options under the plan, and the maximum number of stock awards that may be granted to any one non-employee director is five percent (5%) of the shares to be granted in the aggregate as stock awards under the plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal

Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Equity Plan is designed so that stock options will be considered performance based compensation. The Committee may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement, involuntary termination of employment of service following a change in control, or other enumerated events.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a Change in Control of the Company, all outstanding options then held by a participant will become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested. For the purposes of the Equity Plan, a Change in Control occurs when: (a) any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined as an Excluded Transaction (as defined in the Equity Plan), or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or the Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control (as defined in the Equity Plan) occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of the Equity Plan.

In the event of a Change in Control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Plan at any time, retroactively or otherwise, to insure that the Equity Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Plan will become effective upon approval by the stockholders at this annual meeting. The Equity Plan will terminate 10 years or, if sooner, when all shares reserved under the Equity Plan have been issued. At any time, the Board of Directors may terminate the Equity Plan. However, any termination of the Equity Plan will not affect outstanding awards.

United States Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock and SARs).

Awards to be Granted

The Board of Directors adopted the 2007 Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2007 Equity Incentive Plan, the proposal must receive the affirmative vote of the majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

2007 EQUITY INCENTIVE PLAN

PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Company’s independent registered public accountants for the fiscal year ended September 30, 2007 were S. R. Snodgrass, A.C. (“Snodgrass”). The Audit Committee of the Board has approved the engagement of Snodgrass to be the Company’s independent registered public accountants for the fiscal year ending September 30, 2008, subject to the ratification of the appointment by the Company’s stockholders at the Annual Meeting.

Stockholder ratification of the selection of Snodgrass is not required by the Company’s Bylaws or otherwise. However, the Board will submit the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Snodgrass, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Snodgrass

Set forth below is certain information concerning aggregate fees for professional services rendered by Snodgrass during fiscal years 2007 and 2006.

Audit Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s annual report on Form 10-K and services that are normally provided by Snodgrass in connection with statutory and regulatory filings and engagements were $93,815 and $45,283 during fiscal 2007 and 2006, respectively.

Audit Related Fees. The aggregate fees billed to the Company by Snodgrass for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees” above, were $99,467 and $14,846 during fiscal 2007 and 2006, respectively. These services were primarily related to the filing of ESSA Bancorp, Inc.’s Registration Statement on Form S-1 in connection with the initial public offering and for the audits of the Company’s employee benefit plans.

Tax Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for tax compliance were $6,350 and $6,150 during fiscal 2007 and 2006, respectively.

All Other Fees. The aggregate fees billed to the Company by Snodgrass for professional services related to regulatory compliance for the Company’s trust department and consulting services related to strategic planning were $5,634 and $7,625 during fiscal 2007 and 2006, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accountants and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of Snodgrass as independent registered public accountants for fiscal 2008, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 200 Palmer Street, Stroudsburg, Pennsylvania 18360, no later than January 4, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received generally not later than January 4, 2009.

Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report and the Report of the Nominating and Corporate Governance Committee included in this proxy statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.

An additional copy of the Company’s annual report on Form 10-K for the year ended September 30, 2007, will be furnished without charge upon written or telephonic request to Suzie T. Farley, Corporate Secretary, 200 Palmer Street, Stroudsburg, Pennsylvania, 18360 or call (570) 421-0531.

/s/ Suzie T. Farley
Suzie T. Farley
Corporate Secretary

Stroudsburg, Pennsylvania

April 4, 2008

APPENDIX A

ESSA BANCORP, INC.

2007 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this ESSA Bancorp, Inc. 2007 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of ESSA Bancorp, Inc., a Pennsylvania corporation (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is May 8, 2008, the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

ARTICLE 2 - AWARDS

Section 2.1 General. Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

(a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Unless otherwise specifically provided by its terms, any stock option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b) Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2 Exercise of Stock Options. A stock option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a stock option expire later than ten (10) years after the date of its grant. The “Exercise Price” of each stock option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options granted in replacement of existing awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.

Section 2.3. Restricted Stock Awards.

(a) General. Each Restricted Stock Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award; (b) specify the date of grant of the Restricted Stock Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Agreement between ESSA Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan, copies of which are on file at the executive offices of ESSA Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(c) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(d) Tender Offers. Each Participant to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer or other offer made to the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4 Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c) Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5 Vesting of Awards. If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall not be less than three (3) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting with respect to an award granted to Directors shall not be less than one (1) year (subject to acceleration in such similar events as applied to Employee Participants, and providing that service as a Director Emeritus shall constitute service for purposes of vesting).

Section 2.6 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option previously granted under the Plan.

Section 2.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual’s death, Disability or Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a) Upon the Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and options may be exercised only for a period of three months following termination, and any shares of Restricted Stock that have not vested as of the date of termination shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all options and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c) Upon the Termination of Service for reason of Disability, Retirement or death, all options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options may be exercised for a period of one year following Termination of Service. Provided, however, that no option shall be eligible for treatment as an incentive option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive option treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d) The effect of a Change in Control on the vesting/exercisability of options and Restricted Stock Awards is as set forth in Article 4 hereof.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to two million three hundred seventy seven thousand three hundred twenty six (2,377,326) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to options (all of which may be granted as ISOs) is one million six hundred ninety eight thousand and ninety (1,698,090) shares of Stock. The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards shall be six hundred seventy nine thousand two hundred thirty six (679,236) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available . For purposes of this Section 3.2 and in connection with the granting of an option, a Restricted Stock Award, or other stock-based Award, the number of shares of Stock available for the granting of additional options, and Restricted Stock Awards shall be reduced by the number of shares of Stock in respect of which the option or Restricted Stock Award is granted or denominated. To the extent any shares of Stock covered by an award (including stock awards) under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent an option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, the number of shares of Stock available shall be reduced by the gross number of options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Individuals.

(a) Options. The maximum number of shares of Stock that may be subject to options granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be four hundred fifty thousand (450,000).

(b) Stock Awards. The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(b) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be one hundred sixty thousand (160,000).

(c) Director Awards. The maximum number of shares of Stock that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(a) (relating to options) shall be five percent of all shares of Stock to be granted pursuant to Section 2.1(a) and the maximum number of shares that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(b) (relating to Restricted Stock Awards) shall be five percent of all shares of Stock to be granted pursuant to Section 2.1(b). In addition, the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, pursuant to Section 2.1(a) (relating to options) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(a) and the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, under Section 2.1(b) (relating to Restricted Stock Awards) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(b). The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(e) Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding options and Restricted Stock Awards, and (iii) the Exercise Price of options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, options or Restricted Stock Awards (including, without limitation, cancellation of options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an option or Restricted Stock Award intended to qualify as “performance-based compensation” shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option being canceled.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option).

(b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

(c) In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (2) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e) a Potential Change in Control occurs, and the Board determines, pursuant to the vote of at majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of ESSA Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any award granted under this Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to an option, reducing the number of shares of Stock subject to the option (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; or (ii) with respect to Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s certificate of incorporation, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Monroe County, Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c) “Board” means the Board of Directors of the Company.

(d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(e) “Change in Control” has the meaning ascribed to it in Section 4.2.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h) “Committee” means the Committee acting under Article 5.

(i) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(j) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404 of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.

(l) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(n) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(o) “Exercise Price” means the price established with respect to an option pursuant to Section 2.2.

(p) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the NASDAQ Global Market, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.

(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(r) “Incumbent Directors” means:

(I) the individuals who, on the date hereof, constitute the Board; and

(II) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3)

of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(s) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(t) “ISO” has the meaning ascribed to it in Section 2.1(a).

(u) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(v) “Potential Change in Control” means:

(I) the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II) one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III) a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(w) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(I) the attainment of age 75 by an Employee or Director;

(II) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director; or

(III) the completion of 25 years of continuous employment or Service as an Employee and/or Director.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(x) “SEC” means the Securities and Exchange Commission.

(y) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(z) “Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus.

(aa) “Stock” means the common stock of the Company, $0.01 par value per share.

(bb) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(cc) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(IV) A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

(V) Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.

(VI) With respect to a Participant director, cessation as a director will not be deemed to have occurred if the Participant continues as a director emeritus.

(dd) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ee) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(ff) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Pennsylvania time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

ESSA Bancorp, Inc.

ANNUAL MEETING OF STOCKHOLDERS

Date: May 8, 2008

Time: 11:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ESSA Bancorp, Inc. (the “Company”), hereby appoints the full Board of Directors, with full powers of substitution, as attorneys-in-fact and agents for and in the name of the undersigned, to vote such shares as the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Stroudsmoor Country Inn, located at RD #4, Stroudsmoor Road, Stroudsburg, Pennsylvania 18360, at 11:00 a.m., local time, on May 8, 2008, and at any and all adjournments thereof in the manner directed herein by the undersigned stockholder.

This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record. If no direction is made, this Proxy will be voted FOR all Proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À FOLD AND DETACH HERE À

ESSA BANCORP, INC. — ANNUAL MEETING, MAY 8, 2008, 11:00 A.M.

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 866-358-4701 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/essa and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY
☒	PLEASE MARK VOTES	ESSA Bancorp, Inc.	Annual Meeting of Stockholders
	AS IN THIS EXAMPLE		MAY 8, 2008

		For	Withhold All	For All Except			For	Against	Abstain
1.	The election of three directors to serve for a three year term	☐	☐	☐	2.	The approval of the ESSA Bancorp, Inc. 2007 Equity Incentive Plan.	☐	☐	☐

	Nominees: (01) Daniel J. Henning (02) Frederick E. Kutteroff (03) Elizabeth B. Weekes				3.	The ratification of the appointment of S. R. Snodgrass as independent registered public accountants for the fiscal year ending September 30, 2008.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.					4.	To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponement thereof.
					The Board of Directors recommends a vote “FOR” proposals 1, 2 and 3 listed above.

					Mark here if you plan to attend the meeting				☐
					Mark here for address change and note change				☐

Please be sure to date and sign this proxy card in the box below.		Date

Note: Please sign exactly as your name appears on this Proxy.

If signing for estates, trusts, corporations or partnerships,

title or capacity should be stated.

If shares are held jointly, each holder should sign.

	Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
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PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 8, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 8, 2008: 866-358-4701	Vote by Internet anytime prior to 3 a.m., May 8, 2008 go to https://www.proxyvotenow.com/essa

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!